                                                                  Exhibit 10.2

                                                                EXECUTION COPY

                             EXE TECHNOLOGIES, INC.

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement, dated as of January 25, 2001 (this "Agreement"), is entered into by and among EXE Technologies, Inc., a Delaware corporation (the "Company"), and the individuals and entities named on the signature pages hereto (the "Stockholders").

                                    RECITALS

         WHEREAS, the Company has entered into that certain Agreement and Plan of Merger, of even date herewith (the "Merger Agreement"), with Almond Acquisition Corp., a wholly-owned subsidiary of the Company ("Almond Acquisition Corp.") and AllPoints Systems, Inc. ("AllPoints"), whereby Almond Acquisition Corp. will merge with and into AllPoints resulting in AllPoints being the surviving corporation and a wholly-owned subsidiary of the Company (the "Merger");

         WHEREAS, pursuant to the Merger Agreement, the Stockholders have become stockholders of the Company; and

         WHEREAS, the Company and the Stockholders desire to provide for certain arrangements with respect to the registration of shares of common stock of the Company, par value $0.01 per share (the "Common Stock"), under the Securities Act of 1933 (the "Securities Act").

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.       REGISTRATION RIGHTS

         1.1 S-3 REGISTRATION. As soon as practicable after the Company is eligible to file a registration statement on Form S-3 under the Securities Act, the Company shall file with the United States Securities and Exchange Commission (the "SEC" or the "Commission"), a registration statement (the "S-3 Registration Statement") on Form S-3 covering the resale to the public by the Stockholders of such number of shares of the Company's Common Stock equal to: (x) 50% of the Stockholder's Merger Shares (as defined below), less (y) such number of Merger Shares, if any, that have been registered pursuant to Section 1.3 hereof. The S-3 Registration Statement shall not be in the form of a firm commitment underwritten offering. The Company shall use its best efforts, to the extent commercially reasonable ("Reasonable Best Efforts") to become eligible to file a registration statement on Form S-3 under the Securities Act and to cause the S-3 Registration Statement to be declared effective by the SEC as soon as practicable and to remain effective until the date that is one year after the date hereof or such earlier time as all of such Merger Shares covered by the S-3 Registration Statement have been sold pursuant thereto. For purposes of this Agreement, "Merger Shares" shall mean the total number of shares of Common Stock such Stockholder received at the effective time of the Merger (as may be adjusted from time to time by stock splits, stock dividends and the like and including any shares held in escrow).

         1.2      LIMITATIONS ON S-3 REGISTRATION; RESALES TO THE PUBLIC.

                  (a) The Company may, by written notice to the Stockholders, (i) delay the filing or effectiveness of the S-3 Registration Statement or (ii) suspend the S-3 Registration Statement after effectiveness and require that the Stockholders immediately cease sales of shares pursuant to the S-3 Registration Statement, in the event that (A) the Company intends to file a registration statement (other than a registration statement on Form S-8 or its successor form) with the SEC for a public offering of its securities; (B) the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that the Company desires to keep confidential for business reasons, if the Company determines in good faith that the public disclosure requirements imposed on the Company under the Securities Act in connection with the S-3 Registration Statement would require disclosure of such activity, transaction, preparations or negotiations; (C) the Company becomes aware of the existence of a material misstatement or omission in the S-3 Registration Statement; or (D) the Company determines in good faith that the filing or non-suspension of the S-3 Registration Statement would adversely affect the Company.

                  (b) If the Company delays or suspends the S-3 Registration Statement or requires the Stockholders to cease sales of shares pursuant to Section 1.2(a) above, the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, take such actions as may be necessary to file or reinstate the effectiveness of the S-3 Registration Statement and give written notice to all Stockholders authorizing them to resume sales pursuant to the S-3 Registration Statement. If as a result thereof the prospectus included in the S-3 Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to the Stockholders given pursuant to this Section 1.2(b), and the Stockholders shall make no offers or sales of shares pursuant to the S-3 Registration Statement other than by means of such revised prospectus.

                  (c) The Company shall have the right to delay the filing or effectiveness of the S-3 Registration Statement or suspend the S-3 Registration Statement and require that the Stockholders cease sales of shares pursuant to the S-3 Registration Statement in accordance with this Section 1.2 for not more than an aggregate of 120 days.

         1.3      INCIDENTAL REGISTRATION.


                  (a) At any time prior to the first anniversary of the date hereof, if the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account (other than a registration statement filed on Form S-8 or Form S-4 or any successor form thereto), it will, prior to such filing, give written notice to each of the Major Stockholders (as defined below) of its intention to do so, and such notice shall describe the proposed registration and distribution and offer each Major Stockholder the opportunity to register such number of shares of the Company's Common Stock equal to: (x) 50% of such Major Stockholder's Merger Shares, less (y) such number of Merger Shares, if any, that have been registered pursuant to Section 1.1 hereof. For purposes of this Agreement, "Major Stockholders" shall mean Bruce E. Welty, Michael Johnson and Matthew Bilodeau, with respect to a registration statement under the Securities Act filed with the SEC prior to May 1,

2001, and "Major Stockholder" shall mean all of the Stockholders with respect to a registration statement under the Securities Act filed with the SEC on or after May 1, 2001. Upon the written request of a Major Stockholder given within 10 days after the Company provides such notice, the Company shall use its Reasonable Best Efforts to cause the shares which the Company has been requested by such Major Stockholder to register under this Section 1.3(a) to be registered under the Securities Act to the extent necessary to permit their sale or other disposition on the same terms and conditions as the securities of the Company included in the registration statement; provided that the Company shall have the right, in its sole discretion and without limitation, to postpone, suspend or withdraw any registration effected pursuant to this
Section 1.3 without obligation to any Major Stockholder. Notwithstanding any provision contained in this Agreement to the contrary, a Major Stockholder may not elect to withdraw any shares which such Major Stockholder requested to be registered under this Section 1.3(a) under the Securities Act.

                  (b) If the registration for which the Company gives notice pursuant to Section 1.3(a) is a registered public offering involving an underwriting, the Company shall so advise the Major Stockholders as a part of the written notice given pursuant to Section 1.2(a). In such event, the right of any Major Stockholder to include its Merger Shares in such registration pursuant to Section 1.3(a) shall be conditioned upon such Major Stockholder's participation in such underwriting on the terms set forth herein. All Major Stockholders proposing to distribute their securities through such underwriting shall (i) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company, provided that such underwriting agreement shall not provide for indemnification or contribution on the part of the Major Stockholders that is materially greater than the obligations of the Major Stockholders set forth herein, and (ii) if requested by the Company, hereby agree not to sell or otherwise transfer or dispose of any Merger Shares or other securities of the Company held by such Stockholder (other than Merger Shares to be registered pursuant to this Section 1.3) during the period beginning as early as the date a registration statement is filed with the SEC with respect to any such Merger Shares and ending on a date that is not more than 180 days following the effective date of such registration statement. Notwithstanding any other provision of this Section 1.3, if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering, the Company may limit the number of shares to be included in the registration and underwriting. The Company shall so advise all Major Stockholders requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by holders other than the Major Stockholders and the Other Holders (as defined below) shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and, if a further limitation on the number of shares is required, the securities of the Company held by the Major Stockholders shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, provided that the number of Merger Shares permitted to be included therein, if any, shall be allocated among all Major Stockholders requesting registration in proportion, as nearly as practicable, to the respective number of Merger Shares held by them at such time. For purposes of this Agreement, "Other Holder" shall mean any holder of a right existing as of the date of this Agreement to require the Company to register securities of the Company under the Securities Act.

                  (c) The Company's obligations with respect to each Major Stockholder under this Section 1.3 shall terminate on the date that is one year after the date hereof or such earlier time as 50% of the Merger Shares held by such Major Stockholder on the date hereof have been sold, pursuant to the S-3 Registration Statement and/or the Piggy-Back Registration Statement (as defined below).

         1.4      REGISTRATION PROCEDURES.

                  (a) If and whenever the Company is required to use its Reasonable Best Efforts to effect the registration of Merger Shares pursuant to the S-3 Registration Statement or a registration statement under Section 1.3 (a "Piggy-Back Registration Statement") registering Merger Shares, the Company shall:

                           (i)      file with the Commission the S-3
Registration Statement or Piggy-Back Registration Statement with respect to such Merger Shares and use its Reasonable Best Efforts to cause that registration statement to become effective as soon as practicable;

                           (ii)     as soon as practicable prepare and file with
the Commission any amendments and supplements to the S-3 Registration Statement or Piggy-Back Registration Statement and the prospectus included in such registration statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus (the "Prospectus"), as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the S-3 Registration Statement effective until the date that is one year after the date hereof or such earlier time as all of the Merger Shares covered by the S-3 Registration Statement have been sold pursuant thereto;

                           (iii)    as soon as practicable furnish to each
Stockholder whose Merger Shares are included in such S-3 Registration Statement or Piggy-Back Registration Statement (each, a "Selling Stockholder") such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Merger Shares owned by such Selling Stockholder;

                           (iv)     as soon as practicable use its Reasonable
Best Efforts to register or qualify the Merger Shares covered by the S-3 Registration Statement or Piggy-Back Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other related acts and things that may be reasonably necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Merger Shares owned by the Selling Stockholder and covered by such registration statement; PROVIDED, HOWEVER, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                           (v)      as soon as practicable, cause all such
Merger Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

                           (vi)     promptly provide a transfer agent and
registrar for all such Merger Shares not later than the effective date of such registration statement; and

                           (vii)    as soon as practicable, notify each Selling
Stockholder, promptly after it shall receive notice thereof, of the time when such S-3 Registration Statement or Piggy-Back Registration Statement has become effective or a supplement to any Prospectus forming a part of such registration statement has been filed.

                  (b) If the Company has delivered preliminary or final prospectuses to the Stockholders or Major Stockholders and after having done so the prospectus is required to be amended or supplemented to comply with the requirements of the Securities Act, the Company shall promptly notify the Stockholders or Major Stockholder, as applicable, and, if requested by the Company, the Stockholders and/or Major Stockholders, as applicable, shall immediately cease making offers or sales of shares under the Stockholder Registration Statement and Piggy-Back Registration Statement, as applicable, and return all prospectuses to the Company. The Company shall promptly provide the applicable Stockholders and Major Stockholders with revised or supplemented prospectuses and, following receipt of the revised or supplemented prospectuses, the Stockholders and Major Stockholders shall be free to resume making offers and sales under the S-3 Registration Statement or Piggy-Back Registration Statement, as the case may be.

         1.5 EXPENSES. The Company will pay all expenses incurred by it in complying with its obligations under this Agreement, including all registration and filing fees, exchange listing fees, fees and expenses of counsel for the Company, fees and expenses of accountants for the Company, and the reasonable fees and expenses of any one counsel retained by the Stockholders in connection with the S-3 Registration Statement, but excluding any brokerage fees, selling commissions or underwriting discounts incurred by the Stockholders and Major Stockholders in connection with sales under the S-3 Registration Statement or a Piggy-Back Registration Statement.

         1.6 REQUIREMENTS OF STOCKHOLDERS. Each holder of Merger Shares included in any registration agrees:

                  (a) to comply with the prospectus delivery requirements of the Securities Act and Regulation M under the Securities Exchange Act of 1934, as amended, in connection with any sale of the Merger Shares and to deliver no Prospectus in connection with such sales other than as provided under
Section 1.4 above;

                  (b) to report to the Company sales made pursuant to the S-3 Registration Statement or a Piggy-Back Registration Statement; and

                  (c) to furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing.

         1.7      INDEMNIFICATION AND CONTRIBUTION.

                  (a) In the event of any registration of any of the Merger Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Stockholder, each underwriter of such Merger Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") against any losses, claims, damages, expenses or liabilities to which such Stockholder, underwriter or controlling person may become subject by reason of any untrue statement of a material fact contained in the S-3 Registration Statement or Piggy-Back Registration Statement, as the case may be, or any omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon information furnished to the Company, in writing, by or on behalf of a Stockholder, underwriter or controlling person specifically for use in the S-3 Registration Statement or Piggy-Back Registration Statement.

                  (b) In the event of any registration of any of the Merger Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its officers and directors and each underwriter and each person who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, expenses or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject by reason of any untrue statement of a material fact contained in the S-3 Registration Statement or Piggy-Back Registration Statement, as the case may be, or any omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon information furnished in writing to the Company by or on behalf of such Selling Stockholder specifically for use in the S-3 Registration Statement or Piggy-Back Registration Statement; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Merger Shares sold in connection with such registration.

                  (c)      Each party entitled to indemnification under this
Section 1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed); and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.7 except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate (i) under applicable standards of professional conduct, (ii) due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding or (iii) because there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party; PROVIDED FURTHER that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this
Section 1.7 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 1.7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 1.7, (a) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Merger Shares and (b) the Company shall be liable and responsible for any amount in excess of such proceeds; PROVIDED, HOWEVER, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 1.7, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 1.7. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

         2. TRANSFERS OF RIGHTS. This Agreement, and the rights and obligations of each Stockholder hereunder, may be not be transferred or assigned except in connection with the transfer of some or all of his, her or its Merger Shares to a child or spouse, or trust for their benefit or, in the case of a partnership, to the partners of such partnership pursuant to a pro rata distribution, PROVIDED each such transferee agrees in a written instrument delivered to the Company to be bound by the provisions of this Agreement.

         3. CONFIDENTIALITY OF NOTICES. Each Stockholder receiving any written notice from the Company regarding the Company's plans to file a registration statement under the Securities Act shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

         4.       GENERAL.

                  (a) SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (b) SPECIFIC PERFORMANCE. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Company and each Stockholder shall be entitled to specific performance of the agreements and obligations of the Company and the Stockholders hereunder, as applicable, and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                  (c) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

                  (d) NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

         If to the Company, at 8787 Stemmons Freeway, Dallas, Texas 75247,
Attention: Chief Financial Officer, or at such other address or addresses as may have been furnished in writing by the Company to the Stockholders, with a copy to (i) Mark G. Borden, Esquire, Hale and Dorr LLP, 60 State Street, Boston, MA 02109 and (ii) EXE Technologies, Inc., 300 Baldwin Tower Boulevard, Eddystone, Pennsylvania 19022, Attention: General Counsel; or

         If to a Stockholder, at his or its address set forth on EXHIBIT A, or at such other address or addresses as may have been furnished to the Company in writing by such Stockholder, with a copy to Harry A. Hanson, III, P.C., Choate Hall & Stewart, Exchange Place, 53 State Street, Boston, MA 02109.

         Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

                  (e) COMPLETE AGREEMENT. This Agreement and the Merger Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  (f) AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the shares of the Company's Common Stock held by all of the Stockholders; provided, however, that the provisions of Section 1.3 may be amended, waived or terminated only with the written consent of the Company and the holders of at least a majority of the shares of the Company's Common Stock held of record by Bruce E. Welty, Michael Johnson and Matthew Bilodeau. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  (g) PRONOUNS. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                  (h) COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                  (i) SECTION HEADINGS. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.









                  [Remainder of Page Intentionally Left Blank]

         Executed as of the date first written above.

                              COMPANY:


                              EXE TECHNOLOGIES, INC.


                              By:  /s/ Raymond R. Hood
                                   ---------------------------------------------
                                Name:  Raymond R. Hood
                                Title:  President and CEO


                              STOCKHOLDERS:


                              /s/ Matthew J. Bilodeau
                              --------------------------------------------------
                              Matthew Bilodeau



                              /s/ Paul F. Carmichael
                              --------------------------------------------------
                              Paul Carmichael



                              /s/ David M. Habib
                              --------------------------------------------------
                              David Habib



                              /s/ Glenn D. House, Sr.
                              --------------------------------------------------
                              Glenn D. House, Sr.


                              GLENN D. HOUSE, JR. TRUST


                              By:  /s/ John E. Rychlik
                                   ---------------------------------------------
                                Name:  John E. Rychlik
                                Title:  Trustee


                              KRISTEN HOUSE TRUST


                              By:  /s/ John E. Rychlik
                                   ---------------------------------------------
                                   Name:  John E. Rychlik
                                   Title:  Trustee



                              /s/ Bernard J. Hydock
                              --------------------------------------------------
                              Bernard Hydock



                              /s/ Michael Johnson
                              --------------------------------------------------
                              Michael Johnson



                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                              /s/ John R. Kennedy
                              --------------------------------------------------
                              John Kennedy


                              /s/ Jean-Pierre Leger
                              --------------------------------------------------
                              Jean-Pierre Leger



                              /s/ John Perry
                              --------------------------------------------------
                              John Perry



                              /s/ Christopher Wall
                              --------------------------------------------------
                              Christopher Wall


                              ASA P. WELTY TRUST


                              By:  /s/ William A. Lowell  /s/ Rachel L.P. Welty
                                   ---------------------------------------------
                                Name:  William A. Lowell/Rachel L.P. Welty
                                Title:  Trustee/Trustee



                              /s/ Bruce Welty
                              --------------------------------------------------
                              Bruce E. Welty



                              /s/ Russell T. Welty
                              --------------------------------------------------
                              Russell Welty

                             EXE TECHNOLOGIES, INC.

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned hereby executes this Agreement as of the date first above written.



                               HIGHGROUND, INC.


                               By:  /s/ illegible signature
                                    --------------------------------------------
                               Name:  illegible
                               Title:  President






























                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT